UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2016

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 14, 2016, Galaxy Gaming, Inc. (the "Company") accepted the resignation of Gary A. Vecchiarelli as Chief Financial Officer, Corporate Treasurer and Secretary of the Company, to be effective on or before December 31, 2016.  Mr. Vecchiarelli has served as Chief Financial Officer of the Company since July 1, 2012.  Mr. Vecchiarelli's resignation was given in connection with his accepting a position with Golden Entertainment, Inc., and was not due to any disagreement with management or the Company.  The Company has begun a search for a new Chief Financial Officer.  Upon the departure of Mr. Vecchiarelli, Mr. Saucier will assume the role and title of Chief Financial Officer, Corporate Treasurer and Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2016

GALAXY GAMING, INC.
        By:  /s/ Robert Saucier
          Robert Saucier
         Chief Executive Officer